Exhibit 99.1

ReachLocal Reports Third Quarter 2015 Results

Improved Adjusted EBITDA

ReachEdge Units Grew 11% over Second Quarter 2015 and 64% Year-Over-Year

(WOODLAND HILLS, CA) – November 3, 2015 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering online marketing for local businesses, today reported financial results for the third quarter ended September 30, 2015.

“ReachLocal’s third quarter was highlighted by improved bottom-line performance, and another solid quarter of uptake for ReachEdge which grew 64% year-over-year. This performance drove good results for our subscription business, which exited Q3 with an annualized revenue run-rate of more than $20 million,” said Sharon Rowlands, chief executive officer. “Looking ahead, we are excited to build on our intial work with our Web Partner Program, which we believe will increase ReachEdge deployment and is a key to improving sales force productivity.”

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q3 2015	Q3 2014
Revenue	$95,282	$117,623
Net Loss from Continuing Operations	$(35,637)	$(11,284)
Net Loss from Continuing Operations per Diluted Share	$(1.22)	$(0.40)
Net Loss	$(35,637)	$(11,284)
Net Loss per Diluted Share	$(1.22)	$(0.40)
Non-GAAP Net Loss	$(16,050)	$(8,981)
Non-GAAP Net Loss per Diluted Share	$(0.55)	$(0.31)
Adjusted EBITDA	$1,629	$(3,843)
Cash Flow from Operating Activities, Continuing Operations	$(6,711)	$(1,549)
Cash Flow from Operating Activities	$(6,721)	$(1,689)

 Our Net Loss from Continuing Operations reflects an estimated non-cash goodwill impairment charge of $27.8 million related to our Asia-Pacific reporting unit.

The strengthening of the US Dollar had a significant impact on revenue. Revenue for the third quarter of 2015 on a constant currency basis relative to the third quarter of 2014 would have been $103.3 million and relative to the second quarter of 2015 would have been $96.7 million.

	Q3 2015	Q3 2014
Revenue by Channel (North America):
Direct Local	$45,007	$49,842
National Brands, Agencies and Resellers (NBAR)	$17,276	$21,438

Revenue by Channel (International):
Direct Local	$28,580	$42,072
National Brands, Agencies and Resellers (NBAR)	$4,419	$4,271

As of September 30, 2015, the Company had $17.8 million in unrestricted cash and was in compliance with all of the covenants under its term loan agreement. The Company is working with its lender to amend the revenue and Adjusted EBITDA covenants under its term loan agreement for November and December of 2015 and is negotiating the associated costs. The Company believes that its expense reductions, combined with the anticipated amendments to its term loan agreement, will provide it with adequate cash reserves to finance its business. There is, however, no assurance that the term loan agreement will be amended on satisfactory terms or that expected results of operations and cash flows will be achieved.

Business Outlook

“Our continued strategic focus on expense controls, process optimization and profitable revenues, allowed us to deliver positive Adjusted EBITDA this quarter and we continue to focus on cost and cash controls to improve the financial performance of the company,” said chief financial officer Ross Landsbaum.

The Company’s outlook for the fourth quarter of 2015 is as follows:

●	Revenue in the range of $88 to $92 million.

●	Adjusted EBITDA in the range of $0.8 to $1.4 million.

Conference Call and Webcast Information

The ReachLocal third quarter 2015 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, November 3, 2015. To participate on the live call, analysts and investors should dial 1-888-539-3678, or outside the U.S. 719-325-2354, at least 10 minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s website at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

Non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense. As a result, reported Adjusted EBITDA reflects that ClubLocal operations were determined to be discontinued operations during the fourth quarter of 2013, and that the Company had fully withdrawn during the first quarter 2014.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and goodwill and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s outlook for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to increase productivity of its sales operations; (ii) the Company’s ability to obtain the cost savings contemplated by its cost reduction initiatives and maintain sufficient liquidity; (iii) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (iv) the Company’s ability to recruit, train and retain its salespeople; (v) the Company’s ability to attract and retain customers and compete with a wide range of competitors on both price and product offerings; (vi) the Company’s ability to satisfy the covenants under its term loan; (vii) the Company’s ability to manage its international operations; (viii) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (ix) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (x) the Company’s ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients’ lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America.

For more information please visit ReachLocal at www.reachlocal.com, follow us at www.reachlocal.com/social or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Amber Seikaly Vice President, Marketing and Communications (214) 294-0242 amber.seikaly@reachlocal.com

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	September 30,	December 31,
	2015	2014
Assets
Current Assets:
Cash and cash equivalents	$17,813	$43,720
Short-term investments	81	904
Accounts receivable, net	6,689	7,844
Prepaid expenses and other current assets	8,476	9,620
Total current assets	33,059	62,088

Property and equipment, net	15,547	19,639
Capitalized software development costs, net	21,155	21,555
Restricted cash- term loan	17,500	-
Restricted cash	3,267	3,589
Intangible assets, net	4,210	5,492
Non-marketable investments	9,000	9,000
Other assets	3,405	3,518
Goodwill	19,989	48,189
Total assets	$127,132	$173,070

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$33,484	$44,874
Accrued compensation and benefits	14,188	15,972
Deferred revenue	25,824	29,016
Accrued restructuring	3,857	3,196
Term loan	5,877	-
Capital lease	690	624
Other current liabilities	11,454	12,316
Liabilities of discontinued operations	779	850
Total current liabilities	96,153	106,848

Term loan	18,687	-
Capital lease	662	1,103
Deferred rent and other liabilities	11,640	12,195
Total liabilities	127,142	120,146

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(52)	(65)
Additional paid-in capital	138,572	132,080
Accumulated deficit	(133,581)	(74,569)
Accumulated other comprehensive loss	(4,949)	(4,522)
Total stockholders’ equity	(10)	52,924
Total liabilities and stockholders’ equity	$127,132	$173,070

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenue	95,282	$117,623	$293,620	$365,912
Cost of revenue	53,671	64,154	165,278	191,013
Operating expenses:
Selling and marketing	30,634	45,479	99,964	140,386
Product and technology	6,947	6,746	21,450	20,521
General and administrative	9,310	12,183	29,933	40,877
Restructuring charges	983	518	5,571	4,567
Impairment of goodwill	27,800	-	27,800	-
Total operating expenses	75,674	64,926	184,718	206,351

Operating loss	(34,063)	(11,457)	(56,376)	(31,452)
Other income (expense), net	(1,179)	208	(2,182)	591
Loss from continuing operations before income taxes	(35,242)	(11,249)	(58,558)	(30,861)
Income tax provision (benefit)	395	35	454	(2,938)
Loss from continuing operations	(35,637)	(11,284)	(59,012)	(27,923)
Income from discontinued operations, net of income taxes	-	-	-	371
Net loss	$(35,637)	$(11,284)	$(59,012)	$(27,552)

Net loss per share:
Basic:
Loss from continuing operations	$(1.22)	$(0.40)	$(2.03)	$(0.98)
Income from discontinued operations, net of income taxes	-	-	-	0.01
Net loss per share	$(1.22)	$(0.40)	$(2.03)	$(0.97)

Diluted:
Loss from continuing operations	$(1.22)	$(0.40)	$(2.03)	$(0.98)
Income from discontinued operations, net of income taxes	-	-	-	0.01
Net loss per share	$(1.22)	$(0.40)	$(2.03)	$(0.97)

Weighted average common shares used in the computation of income (loss) per share:
Basic	29,194	28,515	29,120	28,360
Diluted	29,194	28,515	29,120	28,360

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$115	$205	405	$735
Selling and marketing	400	616	1,306	2,352
Product and technology	197	-	491	608
General and administrative	1,483	1,850	4,354	7,023
	$2,195	$2,671	$6,556	$10,718

Depreciation and amortization:
Cost of revenue	$198	$161	$549	$507
Selling and marketing	690	746	2,348	2,055
Product and technology	3,307	2,938	10,605	8,546
General and administrative	517	510	1,493	1,487
	$4,712	$4,355	$14,995	$12,595

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Loss from continuing operations	$(59,012)	$(27,923)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	14,995	12,595
Stock-based compensation	6,556	10,718
Restructuring charges	5,571	4,567
Impairment of goodwill	27,800	-
Loss on disposal of fixed assets	135	-
Excess tax benefits from stock-based awards	-	1,185
Provision for doubtful accounts	(12)	1,568
Non-cash interest expense, net	387	(243)
Deferred taxes, net	-	(1,325)
Changes in operating assets and liabilities:
Accounts receivable	789	(728)
Prepaid expenses and other current assets	938	2,049
Other assets	13	(1,175)
Accounts payable	(9,803)	(3,075)
Accrued compensation and benefits	(1,574)	(119)
Deferred revenue	(2,170)	(1,938)
Accrued restructuring	(4,405)	(1,620)
Deferred rent and other liabilities	91	(303)
Net cash used in operating activities, continuing operations	(19,701)	(5,767)
Net cash used in operating activities, discontinued operations	(70)	(1,402)
Net cash used in operating activities	(19,771)	(7,169)

Cash flows from investing activities:
Additions to property, equipment and software	(11,171)	(18,987)
Acquisitions, net of acquired cash	-	(1,789)
Investments in non-marketable investments	-	(2,000)
Maturities of certificates of deposits and short-term investments	582	-
Purchases of certificates of deposits and short-term investments	-	(85)
Net cash used in investing activities	(10,589)	(22,861)

Cash flows from financing activities:
Proceeds from term loan, net	24,700	-
Restricted cash- term loan	(17,500)	-
Payment of deferred and contingent consideration	(529)	-
Proceeds from exercise of stock options	7	6,438
Excess tax benefits from stock-based awards	-	(1,185)
Principal payments on capital lease obligations	(504)	(65)
Debt issuance costs	(194)	-
Common stock repurchases	(5)	(66)
Net cash provided by financing activities	5,975	5,122

Effect of exchange rate changes on cash and cash equivalents	(1,522)	(889)

Net change in cash and cash equivalents	(25,907)	(25,797)
Cash and cash equivalents—beginning of period	43,720	77,514
Cash and cash equivalents—end of period	$17,813	$51,717

REACHLOCAL, INC.

Reconciliation of Adjusted EBITDA to Operating Loss

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Operating loss	$(34,063)	$(11,457)	$(56,376)	$(31,452)
Add:
Depreciation and amortization	4,712	4,355	14,995	12,595
Stock-based compensation	2,195	2,671	6,556	10,718
Acquisition and integration costs	2	70	12	86
Restructuring charges	983	518	5,571	4,567
Impairment of goodwill	27,800	-	27,800	-
Adjusted EBITDA (1)	$1,629	$(3,843)	$(1,442)	$(3,486)

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended September 30, 2015 and 2014

(in thousands, except per share amounts)

	Three Months Ended September 30, 2015					Three Months Ended September 30, 2014
		Adjustments:					Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Revenue	$95,282	-	-	-	$95,282	$117,623	-	-	-	$117,623
Cost of revenue	53,671	(115)	-	-	53,556	64,154	(205)	-	-	63,949
Operating expenses:
Sales and marketing	30,634	(400)	-	-	30,234	45,479	(616)	-	-	44,863
Product and technology	6,947	(314)	(158)	-	6,475	6,746	(92)	(212)	-	6,442
General and administrative	9,310	(1,488)	(82)	-	7,740	12,183	(1,850)	(192)	-	10,141
Restructuring charges	983	-	-	(983)	-	518	-	-	(518)	-
Impairment of goodwill	27,800	-	(27,800)	-	-	-	-	-	-	-
Total operating expenses	75,674	(2,202)	(28,040)	(983)	44,449	64,926	(2,558)	(404)	(518)	61,446
Operating income (loss)	(34,063)	2,317	28,040	983	(2,723)	(11,457)	2,763	404	518	(7,772)
Other income (expense), net	(1,179)	-	-	-	(1,179)	208	-	-	-	208
Income (loss) from continuing operations before income taxes	(35,242)	2,317	28,040	983	(3,902)	(11,249)	2,763	404	518	(7,564)
Income tax provision (benefit) (5)	395	869	10,515	369	12,148	35	1,036	151	195	1,417
Income (loss) from continuing operations	$(35,637)	1,448	17,525	614	$(16,050)	$(11,284)	1,727	253	323	$(8,981)

Net loss per share
Basic loss per share	$(1.22)				$(0.55)	$(0.40)				$(0.31)
Diluted loss per share	$(1.22)				$(0.55)	$(0.40)				$(0.31)

Weighted average shares outstanding
Basic	29,194				29,194	28,515				28,515
Diluted	29,194				29,194	28,515				28,515

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Nine Months Ended September 30, 2015 and 2014

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2015					Nine Months Ended September 30, 2014
		Adjustments:					Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Revenue	$293,620	-	-	-	$293,620	$365,912	-	-	-	$365,912
Cost of revenue	165,278	(405)	-	-	164,873	191,013	(735)	-	-	190,278
Operating expenses:
Sales and marketing	99,964	(1,306)	-	-	98,658	140,386	(2,352)	-	-	138,034
Product and technology	21,450	(834)	(896)	-	19,720	20,521	(923)	(656)	-	18,942
General and administrative	29,933	(4,366)	(276)	-	25,291	40,877	(7,023)	(329)	-	33,525
Restructuring charges	5,571	-	-	(5,571)	-	4,567	-	-	(4,567)	-
Impairment of goodwill	27,800	-	(27,800)	-	-	-	-	-	-	-
Total operating expenses	184,718	(6,506)	(28,972)	(5,571)	143,669	206,351	(10,298)	(985)	(4,567)	190,501
Operating income (loss)	(56,376)	6,911	28,972	5,571	(14,922)	(31,452)	11,033	985	4,567	(14,867)
Other income (expense), net	(2,182)	-	-	-	(2,182)	591	-	-	-	591
Income (loss) from continuing operations before income taxes	(58,558)	6,911	28,972	5,571	(17,104)	(30,861)	11,033	985	4,567	(14,276)
Income tax provision (benefit) (5)	454	2,592	10,865	2,089	16,000	(2,938)	4,137	369	1,713	3,281
Income (loss) from continuing operations	$(59,012)	4,319	18,107	3,482	$(33,104)	$(27,923)	6,896	616	2,854	$(17,557)

Net loss per share
Basic loss per share	$(2.03)				$(1.14)	$(0.98)				$(0.62)
Diluted loss per share	$(2.03)				$(1.14)	$(0.98)				$(0.62)

Weighted average shares outstanding
Basic	29,120				29,120	28,360				28,360
Diluted	29,120				29,120	28,360				28,360

REACHLOCAL, INC.

Reconciliation of GAAP to Constant Currency Revenue

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
North American GAAP Revenue	$62,283	$71,280	$189,757	$225,336
Constant Currency Adjustment	606	-	1,425	-
North American Revenue at Constant Currency (6)	$62,889	$71,280	$191,182	$225,336

As Reported Growth Rates	(12.6%)	(19.2%)	(15.8%)	(12.4%)
Constant Currency Growth Rates	(11.8%)	(19.0%)	(15.2%)	(12.1%)

International GAAP Revenue	$32,999	$46,343	$103,863	$140,576
Constant Currency Adjustment	7,426	-	19,645	-
International Revenue at Constant Currency (6)	$40,425	$46,343	$123,508	$140,576

As Reported Growth Rates	(28.8%)	3.8%	(26.1%)	13.3%
Constant Currency Growth Rates	(12.8%)	1.3%	(12.1%)	14.0%

Consolidated GAAP Revenue	$95,282	$117,623	$293,620	$365,912
Constant Currency Adjustment	8,032	-	21,070	-
Consolidated Revenue at Constant Currency (6)	$103,314	$117,623	$314,690	$365,912

As Reported Growth Rates	(19.0%)	(11.4%)	(19.8%)	(4.0%)
Constant Currency Growth Rates	(12.2%)	(12.1%)	(14.0%)	(3.6%)

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles and goodwill, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges with the Company would not have incurred as part of continuing operations.

(5) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.

(6) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.